Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Master Repurchase Agreement, dated as of March 2, 2021 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman”, and a “Buyer”), ALPINE SECURITIZATION LTD (“Alpine” and a “Buyer”) and other Buyers joined thereto from time to time (the “Buyers”) and Home Point Financial Corporation (the “Seller”).

RECITALS

The Administrative Agent, Buyers and Seller are parties to that certain (i) Master Repurchase Agreement, dated as of October 23, 2020 (the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Repurchase Agreement”) and (ii) Pricing Side Letter, dated as of October 23, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement or the Pricing Side Letter, as applicable.

The Administrative Agent, Buyers and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Administrative Agent, Buyers and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement are hereby amended as follows:

SECTION 1.    Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1  deleting the definitions of “Asset Value-Incremental”, “BPL – Short”, “Purchase Price-Base” and “Purchase Price-Incremental” in their entirety and replacing them with the following:

“Asset Value-Incremental” means, with respect to any Purchased Asset or Contributed Asset as of any date of determination, an amount equal to the product of [***] and [***].

“BPL – Short” means a Business Purpose Mortgage Loan with respect to which (a) the related Mortgaged Property consists of (i) [***] units or less or (ii) between [***] and [***] units and with an original outstanding principal amount less than $[***] and (b) the related maturity date is less than [***] from the date of the Mortgage Note.

“Purchase Price-Base” means, with respect to any Purchased Asset or Contributed Asset: (a) on the applicable Purchase Date, an amount equal to the product of [***] and [***], and (b) on any day after the applicable Purchase Date, [***].

“Purchase Price-Incremental” means, with respect to any Purchased Asset or Contributed Asset: (a) on the applicable date the Buyer makes an additional advance to the applicable Seller Party in excess of the applicable Asset Value-Base, an amount equal to the product of [***] and [***], and (b) on any day after the applicable date the Buyers make an advance described in clause (a), [***].

1.2 deleting the definitions of “Disqualification Event”, “Maximum Aggregate Purchase Price-Incremental”, “Maximum Purchase Price-Incremental”, “Maximum Purchase Price Percentage-Incremental”, “Minimum Purchase Price-Incremental”, “Minimum Purchase Price Percentage-Incremental” and “Non-Participated Purchase Price-Incremental” in their entirety and all references thereto.

SECTION 2.    Program; Initiation of Transactions.  Section 3.a of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

a.
From time to time, in the sole discretion of Buyers, Administrative Agent (for the benefit of Buyers) may facilitate the purchase by Buyers from Seller certain Mortgage Loans and Contributed Assets that have been originated and/or purchased by Seller Parties.  This Agreement is not a commitment by Administrative Agent on behalf of Buyers to enter into Transactions with Seller but rather sets forth the procedures to be used in connection with periodic requests for Administrative Agent on behalf of Buyers to enter into Transactions with Seller.  Seller hereby acknowledges that Administrative Agent on behalf of Buyers is under no obligation to agree to enter into, or to enter into, any Transaction pursuant to this Agreement.  All Purchased Mortgage Loans and Contributed Assets shall exceed or meet the Asset Guidelines, and shall be serviced by Seller or Servicer, as applicable.  The sum of the Aggregate Purchase Price-Base and the Aggregate Purchase Price-Incremental shall not exceed the Maximum Aggregate Purchase Price.

SECTION 3.    Repurchase; Conversion to REO Property.  Section 4.a of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

a.    Seller shall repurchase the related Purchased Assets from Administrative Agent for the benefit of Buyers on each related Repurchase Date.  In addition, Seller may repurchase Purchased Assets without penalty or premium on any date.  If Seller intends to make such a repurchase, Seller shall give same day prior written notice to Administrative Agent, designating the Purchased Assets to be repurchased.  Such obligation to repurchase exists without regard to any prior or intervening liquidation or foreclosure with respect to any Purchased Asset or Contributed Asset (but Liquidation Proceeds received by Administrative Agent shall be applied to reduce the Repurchase Price for such Purchased Asset on each Payment Date except as otherwise provided herein).  Seller is obligated to repurchase and take physical possession of the Purchased Assets and Contributed Assets from Administrative Agent or its designee (including the Custodian) at Seller’s expense on the related Repurchase Date and Administrative Agent or its designee shall make such Purchased Asset available to Seller for repurchase on the related Repurchase Date to the extent the Repurchase Price is received prior to [***] (New York City time).

SECTION 4.    Margin Maintenance; Reallocation of Purchase Price.  Section 6.d of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety.

SECTION 5.    Conditions Precedent.  Section 10.b(14) of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(14)    Reserved.

SECTION 6.    Covenants.  Section 14.jj(1) of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(1)      Adjusted Tangible Net Worth. As of the end of each calendar month, Seller shall maintain an Adjusted Tangible Net Worth of at least [***].

SECTION 7.    Confidentiality.  Section 32.a of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

a.           This Agreement and its terms, provisions, supplements and amendments, and notices hereunder, are proprietary to Administrative Agent and Buyers and shall be held by each Seller Party and Guarantor  in strict confidence and shall not be disclosed to any third party without the written consent of Administrative Agent except for (i) disclosure to such party’s direct and indirect Affiliates and Subsidiaries, attorneys or accountants, but only to the extent such disclosure is necessary and such parties agree to hold all information in strict confidence or (ii) disclosure required by any Requirement of Law.  Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Agreement, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that such party may not disclose the name of or identifying information with respect to the other parties or any pricing terms (including, without limitation, the Pricing Rate, Purchase Price Percentage, Aggregate Purchase Price-Base, Aggregate Purchase Price-Incremental, Asset Value-Base, Price Differential-Base, Pricing Rate-Base, Purchase Price-Base, Purchase Price Percentage-Base, Daily Weighted Average Price Differential-Base, Daily Weighted Average Price Differential-Incremental, Asset Value-Incremental, Price Differential-Incremental, Pricing Rate-Incremental,  Purchase Price-Incremental, Purchase Price Percentage-Incremental, Maximum Value Amount, Weighted Average Pricing Rate-Base, Weighted Average Pricing Rate-Incremental and any other fees specified in the Pricing Side Letter) or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of such other party.

SECTION 8.    Exhibits. Exhibit C to the Existing Repurchase Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with the Annex A hereto.

SECTION 9.    Conditions Precedent.  This Amendment shall become effective as of March 1, 2021 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

9.1         Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of the Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)          this Amendment, executed and delivered by the duly authorized officers of the Administrative Agent, Buyers and Seller; and

(b)          such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 10.  Representations and Warranties.  Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and Seller hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 11.  Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 12.  Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 13. Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  The parties intend that electronically imaged signatures such as .pdf files constitute original signatures and are binding on all parties. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law.  Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention as may be approved by the Administrative Agent in its sole discretion.

SECTION 14. GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Margaret D. Dellafera
Name:	Margaret D. Dellafera
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Margaret D. Dellafera
Name:	Margaret D. Dellafera
Title:	Vice President

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

ALPINE SECURITIZATION LTD,as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-Fact

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Director

HOME POINT FINANCIAL CORPORATION, as Seller

By:	/s/ Joseph Ruhlin
Name:	Joseph Ruhlin
Title:	Treasurer

Signature Page to Amendment No. 1 to Master Repurchase Agreement